UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 15, 2013

BAHAMAS CONCIERGE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

8076 Buttonwood Circle Tamarac, FL	33321
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 295-9754

Registrant’s facsimile number, including area code: (877) 895-5647

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant’s Certifying Accountant

(a)     Resignation of Sadler, Gibb & Associates, LLC.

(i)      Effective August 15, 2013, Bahamas Concierge, Inc. (the “Company”) accepted the resignation of Sadler, Gibb & Associates, LLC (“Sadler”) as its principal independent registered public accounting firm. The decision to accept the resignation of Sadler was approved by the Company’s board of directors.

(ii)     The report of Sadler on the Company’s financial statements for the fiscal years ended May 31, 2012 and 2011, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles.

(iii)    During the fiscal years ended May 31, 2012 and 2011 and during the subsequent period through to the date of Sadler’s resignation, there were no disagreements between the Company and Sadler, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sadler, would have caused Sadler to make reference thereto in its report on the Company’s audited financial statements. In connection with the audits of the fiscal years ended May 31, 2012 and 2011 and the subsequent interim period through August 15, 2013, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

(iv)    The Company provided Sadler with a copy of this Current Report on Form 8-K and has requested that Sadler furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Sadler agrees with the statements made in this Current Report on Form 8-K with respect to Sadler and, if not, stating the aspects with which they do not agree.  The Company has received the requested letter from Sadler wherein they have confirmed their agreement to the Company’s disclosures in this Current Report with respect to Sadler.  A copy of Sadler's letter has been filed as an exhibit to this Current Report on Form 8-K.

(b)     Engagement of M&K CPAS, PLLC

(i)      Effective August 15, 2013, the Company engaged M&K CPAS, PLLC (“M&K”) as the Company’s independent registered public accounting firm. The engagement was approved by the Company’s board of directors.

(ii)    In connection with the Company’s appointment of M&K as the Company’s independent registered accounting firm, the Company has not consulted Sadler on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 9.01        Financial Statements and Exhibits

(a)     Exhibits

Exhibit No.                                                                    Description

16.1                  Letter from Sadler, Gibb & Associates, LLC., as to change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAHAMAS CONCEIRGE, INC.

By:	/s/ Nina Goldstein
Nina Goldstein, Chief Financial Officer

Dated: August 29, 2013

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